                      METROPOLITAN LIFE INSURANCE COMPANY

         INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICIES

                      SUPPLEMENT DATED MAY 1, 2010 TO THE
           Prospectus Dated May 1, 2006, as previously supplemented

This supplement updates certain information contained in your last prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus and any supplements, without charge, on written request sent to our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128.* New Policies are no longer available for sale.

You allocate net premiums to and may transfer cash value among the General Account and the Investment Divisions of Paragon Separate Account D. Each Investment Division, in turn, invests in the shares of one of the following
Funds:

DWS VARIABLE SERIES I--CLASS A
   DWS International VIP

DWS VARIABLE SERIES II--CLASS A
   DWS Money Market VIP

FIDELITY(R) VARIABLE INSURANCE PRODUCTS--INITIAL CLASS
   Contrafund(R) Portfolio
   Equity-Income Portfolio
   Growth Portfolio
   Index 500 Portfolio

MFS(R) VARIABLE INSURANCE TRUST--INITIAL CLASS
   MFS(R) Growth Series

PUTNAM VARIABLE TRUST--CLASS IA
   Putnam VT High Yield Fund
   Putnam VT Income Fund
   Putnam VT New Opportunities Fund
   Putnam VT Voyager Fund

T. ROWE PRICE EQUITY SERIES, INC.
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond Portfolio

The prospectuses for the Funds describe in greater detail an investment in the Funds listed above. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800)-685-0124.

* Please note that the address of our Administrative Office has changed. Our new address is:

   MetLife GVUL
   Mail Code A2-10
   13045 Tesson Ferry Road
   St. Louis, MO 63128.

FEE TABLES
================================================================================

FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2009. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2009. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2009. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2009, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   0.96%

FUND FEES AND EXPENSES

(as a percentage of average daily net assets)

                                        DISTRIBUTION
                                           AND/OR             ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                          SERVICE             FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                             MANAGEMENT   (12B-1)     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                            FEE         FEES     EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
-----------------------------------------------------------------------------------------------------------
DWS VARIABLE
  SERIES I--CLASS A
   DWS International VIP       0.79%         --       0.15%     0.02%     0.96%         --         0.96%
-----------------------------------------------------------------------------------------------------------
DWS VARIABLE
  SERIES II--CLASS A
   DWS Money Market
     VIP                       0.29%         --       0.14%        --     0.43%         --         0.43%
-----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS--
  INITIAL CLASS
   Contrafund(R) Portfolio     0.56%         --       0.11%        --     0.67%         --         0.67%
   Equity-Income Portfolio     0.46%         --       0.12%        --     0.58%         --         0.58%
   Growth Portfolio            0.56%         --       0.13%        --     0.69%         --         0.69%
   Index 500 Portfolio         0.10%         --          --        --     0.10%         --         0.10%/1/
-----------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST--INITIAL CLASS
   MFS(R) Growth Series        0.75%         --       0.11%        --     0.86%         --         0.86%
-----------------------------------------------------------------------------------------------------------

                                     DISTRIBUTION
                                        AND/OR             ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                       SERVICE             FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                          MANAGEMENT   (12B-1)     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                         FEE         FEES     EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
--------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE
  TRUST--CLASS IA
   Putnam VT High Yield
     Fund                   0.57%         --       0.17%        --     0.74%         --         0.74%/2/
   Putnam VT Income
     Fund                   0.40%         --       0.19%     0.02%     0.61%         --         0.61%/2/
   Putnam VT New
     Opportunities Fund     0.56%         --       0.17%        --     0.73%         --         0.73%/3/
   Putnam VT Voyager
     Fund                   0.56%         --       0.16%     0.08%     0.80%         --         0.80%/3/
--------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
  SERIES, INC.
   New America Growth
     Portfolio              0.62%         --       0.23%        --     0.85%         --         0.85%
   Personal Strategy
     Balanced Portfolio     0.56%         --       0.26%        --     0.82%         --         0.82%
--------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED
  INCOME SERIES, INC.
   Limited-Term Bond
     Portfolio              0.58%         --       0.12%        --     0.70%         --         0.70%
--------------------------------------------------------------------------------------------------------

--------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ Management fees for the Portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the Portfolio's shareholders and board of trustees.
/2/ Total Annual Operating Expenses reflect projected expenses under a new management contract effective January 1, 2010, changes in the Fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.
/3/ Total Annual Operating Expenses reflect projected expenses under a new management contract effective January 1, 2010 and changes in the Fund's investor servicing contract.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The following paragraph is added to this section:

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the sub-adviser, of each Fund.

                                                                                          INVESTMENT ADVISER/
         FUND                                INVESTMENT OBJECTIVE                             SUBADVISER
-----------------------------------------------------------------------------------------------------------------
DWS VARIABLE
SERIES I--CLASS A
-----------------------------------------------------------------------------------------------------------------
DWS International VIP    Seeks long-term growth of capital.                            Deutsche Investment
                                                                                       Management Americas Inc.
-----------------------------------------------------------------------------------------------------------------
DWS VARIABLE
SERIES II--CLASS A
-----------------------------------------------------------------------------------------------------------------
DWS Money Market         Seeks maximum current income to the extent consistent         Deutsche Investment
VIP                      with stability of principal.                                  Management Americas Inc.
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS
--INITIAL CLASS
-----------------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio  Seeks long-term capital appreciation.                         Fidelity Management &
                                                                                       Research Company
                                                                                       Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------------
Equity-Income            Seeks reasonable income. The fund will also consider the      Fidelity Management &
Portfolio                potential for capital appreciation. The fund's goal is to     Research Company
                         achieve a yield which exceeds the composite yield on the      Subadviser: FMR Co., Inc.
                         securities comprising the Standard & Poor's 500/SM/ Index
                         (S&P 500(R)).
-----------------------------------------------------------------------------------------------------------------
Growth Portfolio         Seeks to achieve capital appreciation.                        Fidelity Management &
                                                                                       Research Company
                                                                                       Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------------
Index 500 Portfolio      Seeks investment results that correspond to the total return  Fidelity Management &
                         of common stocks publicly traded in the United States, as     Research Company
                         represented by the Standard & Poor's 500/SM/ Index            Subadviser: FMR Co., Inc.
                         (S&P 500(R)).
-----------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
INSURANCE TRUST--
INITIAL CLASS
-----------------------------------------------------------------------------------------------------------------
MFS(R) Growth Series     Seeks capital appreciation.                                   Massachusetts Financial
                                                                                       Services Company
-----------------------------------------------------------------------------------------------------------------

                                                                                       INVESTMENT ADVISER/
        FUND                              INVESTMENT OBJECTIVE                             SUBADVISER
--------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE
TRUST--CLASS IA
--------------------------------------------------------------------------------------------------------------
Putnam VT High Yield  Seeks high current income. Capital growth is a secondary      Putnam Investment
Fund                  goal when consistent with achieving high current income.      Management, LLC
                                                                                    Sub-Manager: Putnam
                                                                                    Investment Limited
--------------------------------------------------------------------------------------------------------------
Putnam VT Income      Seeks high current income consistent with what Putnam         Putnam Investment
Fund                  Management believes to be prudent risk.                       Management, LLC
--------------------------------------------------------------------------------------------------------------
Putnam VT New         Seeks long-term capital appreciation.                         Putnam Investment
Opportunities Fund                                                                  Management, LLC
--------------------------------------------------------------------------------------------------------------
Putnam VT Voyager     Seeks capital appreciation.                                   Putnam Investment
Fund                                                                                Management, LLC
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY
SERIES, INC.
--------------------------------------------------------------------------------------------------------------
New America Growth    Seeks to provide long-term growth of capital by investing     T. Rowe Price Associates,
Portfolio             primarily in the common stocks of companies operating in      Inc.
                      sectors T. Rowe Price believes will be the fastest growing in the U.S.
--------------------------------------------------------------------------------------------------------------
Personal Strategy     Seeks the highest total return over time, consistent with an  T. Rowe Price Associates,
Balanced Portfolio    emphasis on both capital growth and income.                   Inc.
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED
INCOME SERIES, INC.
--------------------------------------------------------------------------------------------------------------
Limited-Term Bond     Seeks a high level of income consistent with moderate         T. Rowe Price Associates,
Portfolio             fluctuations in principal value.                              Inc.
--------------------------------------------------------------------------------------------------------------

POLICY BENEFITS
================================================================================

PARTIAL WITHDRAWALS.

This section is changed as follows:

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals, and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009 the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

In general, the estate tax has been repealed for estates of decedents dying in 2010, scheduled to be reinstated in 2011, with an exemption of $1 million and a maximum rate of 55%. The generation skipping transfer (GST) tax has been repealed for 2010, scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

During repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Consult your tax advisor.

The complexity of the new tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.